UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

NAVIGANT INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

1

THIS FILING CONSISTS OF MATERIALS PRESENTED TO INVESTORS AND OTHER PERSONS WHO PARTICIPATED IN THE CONFERENCE CALL REGARDING THE PROPOSED TRANSACTION THAT WAS HOSTED BY MR. EDWARD ADAMS, CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD OF DIRECTORS OF NAVIGANT, AND MR. HUBERT JOLY, CHIEF EXECUTIVE OFFICER OF CARLSON WAGONLIT TRAVEL, ON APRIL 27, 2006.

Additional Information

In connection with the proposed merger, Navigant will file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other materials filed by Navigant at the SEC’s web site at www.sec.gov. The proxy statement and such other materials may also be obtained for free from Navigant by directing such request to Navigant, Attention: Corporate Secretary, 84 Inverness Circle East, Englewood, Colorado 80112-5314, Telephone: (303) 706-0800.

Participants in the Solicitation

Navigant and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction. Information concerning the interests of Navigant’s participants in the solicitation is set forth in its annual proxy statement filed with the SEC on March 16, 2006. Carlson Wagonlit Travel and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from Navigant’s stockholders in connection with the proposed transaction. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. INVESTORS SHOULD READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS.

2

SLIDE 1 4/27/2006
© Copyright 2006, Carlson Wagonlit B.V., All Rights Reserved
Carlson Wagonlit Travel (CWT) to acquire Navigant International
Carlson Companies and One Equity Partners to acquire
Accor’s 50 percent interest in CWT
April 27, 2006
*
*
*
*
* * *

Carlson Wagonlit Travel

TQ3 NAVIGANT

the way BUSINESS moves

4/27/2006 SLIDE 2
© Copyright 2006, Carlson Wagonlit B.V., All Rights Reserved
Cautionary Statement on
Forward-Looking Statements
This presentation contains statements, including, among others, statements about the acquisition of Navigant by
Carlson Wagonlit Travel, the timing and certainty of the transaction, the operations and financial results of the combined company after the closing of the transaction, the process of integrating the companies and the make-up of the combined company’s management team, other transactions announced by Carlson Wagonlit Travel, Carlson Wagonlit
Travel’s future ownership structure and the intentions of its shareholders, growth strategies and opportunities of the combined company, general industry or business trends or events and any other statements contained in this press release that are not purely historical fact, that are forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. These statements are based on currently available information and are based on current expectations and projections about future events.  Investors are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Actual events or results may differ materially from those discussed in the forward-looking statements as a result of various factors, including, without limitation, the satisfaction of the conditions to the closing of the transaction, the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule, the failure of Navigant’s stockholders to approve the transaction, the failure of Carlson Wagonlit Travel to complete the financings required to consummate the transaction, the risk that the businesses will not be integrated successfully, the risk that the cost savings and other synergies from the transaction may not be fully realized or may take longer to realize than expected, disruption from the transaction making it more difficult to maintain relationships with existing customers, employees or suppliers, Navigant’s significant indebtedness and restrictions in Navigant’s credit facility on Navigant’s ability to finance future operations or capital needs, and disruptions in the travel industry such as those caused by terrorism, war, natural disasters or general economic downturn. Additional information regarding these and other risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements is contained in Navigant’s annual report on
Form 10-K for the year ended December 25, 2005, and in Navigant’s other Securities and Exchange Commission
(“SEC”) filings, including its filings on Forms 10-K and 10-Q. The forward-looking statements made herein are only as of the date of this press release, and Navigant and Carlson Wagonlit Travel undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

4/27/2006 SLIDE 3
© Copyright 2006, Carlson Wagonlit B.V., All Rights Reserved
Hubert Joly Carlson Wagonlit Travel
President and Chief Executive Officer
Marilyn Carlson Nelson Carlson Companies
Chairman and Chief Executive Officer
Greg O’Hara One Equity Partners
Partner
Ed Adams Navigant International
Chairman and Chief Executive Officer
Jack O’Neill Carlson Wagonlit Travel
Chief Operating Officer North America
Bob Griffith Navigant International
Chief Financial Officer and Chief Operating Officer

Carlson Wagonlit Travel

TQ3 NAVIGANT

the way BUSINESS moves

4/27/2006 SLIDE 4
© Copyright 2006, Carlson Wagonlit B.V., All Rights Reserved
A committed shareholder base
The Accor/Carlson Companies/One Equity Partners transaction
announced earlier today means:
Carlson and OEP will acquire Accor’s 50 percent share in CWT
Upon consummation of that transaction:
Carlson will become the majority shareholder in CWT and will have 55 percent of CWT
OEP will own 45 percent
Board, chaired by Curtis Nelson, will have an international
composition:
Four board members from Carlson, three directors from OEP, and one independent director
Accor/Carlson Companies/One Equity Partners transaction is
expected to close within 90 days

Carlson Wagonlit Travel
TQ3 NAVIGANT

the way BUSINESS moves

4/27/2006 SLIDE 5
© Copyright 2006, Carlson Wagonlit B.V., All Rights Reserved
CWT to acquire Navigant
Transaction:
approved by the boards of the two companies
Acquisition price:
US$ 16.50 per share. 25 percent premium over April 26,
2006 over the closing price of US$ 13.20; 38 percent premium over average share price for the 60 days leading to April 27, 2006.
Financing: committed financing, arranged by JPMorgan, Lehman Brothers and Morgan Stanley
Transaction structure:  cash merger.
Transaction is subject to:
Approval by the holders of a majority of Navigant’s common stock, regulatory approvals,
Closing of the Accor/Carlson Companies/One Equity Partners transaction announced earlier today, completion of financing, and other customary conditions.
Transaction expected to close in second half of 2006

Carlson Wagonlit Travel

TQ3 NAVIGANT

the way BUSINESS moves

4/27/2006 SLIDE 6
© Copyright 2006, Carlson Wagonlit B.V., All Rights Reserved
CWT to acquire Navigant
1.
Doubles the size of CWT in North America
•
Strengthens presence in key regional markets in the US
2.
Further builds CWT’s presence in Asia Pacific
3.
Gives Navigant’s customers access to CWT’s global footprint
and extensive capabilities
4.
CWT number 1 outside of North America, and a strong
number 2 in North America, in what remains a fragmented
market
CWT expands leadership in business travel management

Carlson Wagonlit Travel
TQ3 NAVIGANT

Carlson Wagonlit Travel
Carlson Wagonlit Travel

4/27/2006 SLIDE 7
© Copyright 2006, Carlson Wagonlit B.V., All Rights Reserved
Summary of the two transactions
Carlson Accor Carlson
One Equity
Partners
EMEA
North
America
Asia
Pacific
Latin
America
EMEA
North
America
Asia
Pacific
Latin
America
50% 50% 55% 45%
Countries (1) 151
Traffic (2) $26 USD Billion
Net Revenue $1,685 USD Million
Employees 22,200
(1) Wholly owned operations, JV and partners.
(2) For CWT this figure includes volume from wholly owned operations, joint ventures, partners, franchisees and referrals. For Navigant, this figure is based on airline tickets sold.
Countries (1) 151
Traffic (2) $22 USD Billion
Net Revenue $1,193 USD Million
Employees 17,000
=
+
CWT
TQ3Navigant

Carlson Wagonlit Travel
American Express
BCD
HOGG ROBINSON
Expedia Corporate Travel

Carlson Wagonlit Travel
TQ3 NAVIGANT

the way BUSINESS moves

4/27/2006 SLIDE 8
© Copyright 2006, Carlson Wagonlit B.V., All Rights Reserved
Rest of the world North America
8.7%
4.2%
1.6%
8.9%
13.4%
Market share in business travel management based on wholly owned operations & JV s
7.2%
3.4%
4.2%
An integrated global leader
8.8%
4.2%
9.9%
2.6%
Total
Transaction doubles size in North America
Number 1 outside of North America
The travel industry remains a fragmented market
0.2% 0.9% 0.5%

Carlson Wagonlit Travel
TQ3 NAVIGANT

the way BUSINESS moves

4/27/2006 SLIDE 9 © Copyright 2006, Carlson Wagonlit B.V., All Rights Reserved 55% A balanced mix of customers 71% 32% 35% 64% US UK Germany Spain France Share of mid-market companies in CWT’s revenue

Carlson Wagonlit Travel
TQ3 NAVIGANT

the way BUSINESS moves

4/27/2006 SLIDE 10
© Copyright 2006, Carlson Wagonlit B.V., All Rights Reserved
A balanced geographic mix
1250
(1)
492
1742
(1)
post close
3%
8%
63%
26%
7%
3%
90%
2%
8%
46%
44%
Latin America
Asia Pacific
North America
Europe, Middle East, Africa
XX
Revenues (USD Million)
(1) Includes Wholly owned operations and JVs

4/27/2006 SLIDE 11
© Copyright 2006, Carlson Wagonlit B.V., All Rights Reserved
CWT and Navigant have much in
common
Experienced, industry-leading teams
Business travel as core business
Track record of strong client relationships
Technology strategy that includes innovative, proprietary tools as well as third-party integration capabilities
Financially strong

Carlson Wagonlit Travel

TQ3 NAVIGANT

the way BUSINESS moves

4/27/2006 SLIDE 12
© Copyright 2006, Carlson Wagonlit B.V., All Rights Reserved
Key trends in business travel
market
Business travel is:
A critical business requirement
A growing spend category
Complex to source
Corporations are:
Looking for service, savings, and security
Consolidating travel spend
Increasingly outsourcing services

Carlson Wagonlit Travel
TQ3 NAVIGANT

the way BUSINESS moves

4/27/2006 SLIDE 13
© Copyright 2006, Carlson Wagonlit B.V., All Rights Reserved
Optimizing business travel is a
multi-facetted under-taking
1.
Drive online adoption and process
optimization
2.
Capture hotel spend
3.
Address meetings and events
4.
Optimize air spend
5.
Monitor and address program leakage
6.
Consolidate travel program
7.
Enhance high-touch services and security
8.
Measure and drive performance
Security
Source : Effective Travel
Management, Carlson Wagonlit Travel, 2005
Eight drivers for effective travel management
Savings
Service

Carlson Wagonlit Travel
TQ3 NAVIGANT

the way BUSINESS moves

4/27/2006 SLIDE 14
© Copyright 2006, Carlson Wagonlit B.V., All Rights Reserved
Business travel management has evolved
into a professional services business
The right partner is a sophisticated, high-tech, global, professional services firm with:
A focus on business
travel as a specialty
A global footprint, global integration, global products and local proximity
Integrated on-line
and full-service
capabilities
Able to deliver service, savings and security through:
Lean transaction
processing
with access
to all supplier inventory and fare
content
Consolidated and accurate data reporting and analysis
Leading consulting, program management and sourcing capabilities
Great strength in developing and integrating best-in-class technologies

Carlson Wagonlit Travel
TQ3 NAVIGANT

the way BUSINESS moves

4/27/2006 SLIDE 15
© Copyright 2006, Carlson Wagonlit B.V., All Rights Reserved
CWT exemplifies this professional
business travel management model
The high-touch
assistance and
security
provider for
travelers
The most effective travel
management consultant,
systems integrator and
business process
outsourcer
The leanest
travel transaction
processor
CWT’s Mission

Carlson Wagonlit Travel
TQ3 NAVIGANT

Carlson Wagonlit Travel
TQ3 NAVIGANT

the way BUSINESS moves

4/27/2006 SLIDE 16
© Copyright 2006, Carlson Wagonlit B.V., All Rights Reserved
29
58
81
36
43
43
2003 2004 2005
13.7
11.2
8.8
3.0
3.5
4.2
2003 2004 2005
*Operating Income Before Tax
818
1 041
1 193
492
451
352
2003 2004 2005
Net Revenue
(USD Million)
Traffic
(USD Billion)
OIBT*
(USD Million )
CWT’s growth is evidence of the success
of this professional services model

Carlson Wagonlit Travel
TQ3 NAVIGANT

Navigant

the way BUSINESS moves

4/27/2006 SLIDE 17
© Copyright 2006, Carlson Wagonlit B.V., All Rights Reserved
CWT has completed seven
acquisitions in the last two years
2005 market share based on the 12 key markets that represent
85 % of  global volume business market
Maritz Corporate Travel
Protravel
Onboard
Frantour
Raiffeisen Reisen
Business Travel
CWT Brazil
CWT Mexico
Recent CWT acquisitions
Expedia
Others
CWT
AMEX
HRG
BCD

Carlson Wagonlit Travel
TQ3 NAVIGANT

the way BUSINESS moves

4/27/2006 SLIDE 18
© Copyright 2006, Carlson Wagonlit B.V., All Rights Reserved
Integration plan
Hubert Joly will continue as President and CEO.
Ed Adams will assist during the transition. He has decided
that he will then pursue other opportunities.
Bob Griffith, Navigant’s Chief Financial Officer and Chief
Operating Officer, will take on a new role within the combined company as Executive Vice President of CWT North America,
reporting to Jack O’Neill, CWT’s COO North America.
Other key members of the CWT and Navigant management
teams are expected to continue as senior executives within
the combined organization.

4/27/2006 SLIDE 19
© Copyright 2006, Carlson Wagonlit B.V., All Rights Reserved
Integration plan
Integration managed regionally, with David Moran leading overall program management
North America overseen by Jack O’Neill and Bob Griffith
Australia/New Zealand overseen by Berthold Trenkel, Ross Irving and Darryl Laverty
“Best of both” approach to integration, consistent with previous experience
Differentiated approach to synergies
Rapid integration of SG&A and capture of sourcing opportunities
Well thought-out rationalization of IT
Seamless, careful integration of customer interface
Continued focus on great client service by operational teams

SLIDE 20 4/27/2006
© Copyright 2006, Carlson Wagonlit B.V., All Rights Reserved
Carlson Wagonlit Travel (CWT) to acquire Navigant International
Carlson Companies and One Equity Partners to acquire
Accor’s 50 percent interest in CWT
April 27, 2006
*
*
*
*
* * * *

4/27/2006 SLIDE 21 © Copyright 2006, Carlson Wagonlit B.V., All Rights Reserved Questions? Press * 1 to ask a question Press # to remove your question

4/27/2006 SLIDE 22 © Copyright 2006, Carlson Wagonlit B.V., All Rights Reserved Appendix

Carlson Wagonlit Travel

TQ3 NAVIGANT

Owned / Joint Ventures (41)
Partners (110)

the way BUSINESS moves

4/27/2006 SLIDE 23 © Copyright 2006, Carlson Wagonlit B.V., All Rights Reserved A global footprint

Carlson Wagonlit Travel

TQ3 NAVIGANT

	Carlson Wagonlit Travel	TQ3 NAVIGANT	Carlson Wagonlit Travel

the way BUSINESS moves

4/27/2006 SLIDE 24
© Copyright 2006, Carlson Wagonlit B.V., All Rights Reserved
151 23 151
Number of countries
(1)
22,200 5,200 17,000
Headcount
1,685 492 1,193
Net revenue
(USD Million)
26 4 22
Traffic
(2)
(USD Billion)
2005
Pro-forma numbers of combined
company
post close
= +
(1) Wholly owned operations, JV and partners.
(2) For CWT this figure includes volume from wholly owned operations, joint ventures, partners, franchisees and referrals. For Navigant, this figure is based on airline tickets sold.

4/27/2006 SLIDE 25
© Copyright 2006, Carlson Wagonlit B.V., All Rights Reserved
2004 2005 2006
Q1
Full year
1282
1341
729
433
350
Awarded, Annualized New Sales (USD Million)*
* Excludes retention/renewal of existing business
CWT is producing record new sales

Carlson Wagonlit Travel

TQ3 NAVIGANT

the way BUSINESS moves

4/27/2006 SLIDE 26
© Copyright 2006, Carlson Wagonlit B.V., All Rights Reserved
18%
47%
41%
23%
27%
38%
China
India
Italy
Australia
France
United States
16%
22%
0%
5%
11%
9%
Source : CWT, BSP, ARC
2005 traffic growth
CWT
Market
CWT’s growth is outpacing the
market

Additional Information about this Transaction

In connection with the proposed merger, Navigant will file a proxy statement with the U.S. Securities and Exchange Commission (SEC). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other materials filed by Navigant at the SEC’s web site at www.sec.gov. The proxy statement and such other materials may also be obtained for free from Navigant by directing such request to Navigant, Attention: Corporate Secretary, 84 Inverness Circle East, Englewood, Colorado 80112-5314, Telephone: (303) 706-0800.

Navigant and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction. Information concerning the interests of Navigant’s participants in the solicitation is set forth in its annual proxy statement filed with the SEC on March 16, 2006. Carlson Wagonlit Travel and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from Navigant’s stockholders in connection with the proposed transaction. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. INVESTORS SHOULD READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS.